Investments (Details) - Schedule of fair value of level 3 financial assets - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020		Dec. 31, 2019
Schedule of fair value of level 3 financial assets [Abstract]
Sensitivity of fair value of financial assets percentage	10.00%		10.00%
Positive impact	$ 701		$ 574
Negative impact	$ (701)		$ (574)
Valuation variables	Market multiples applied to a range of financial performance measures**** And market multiples applied to implied value in a recent official sale offer	[1]	Market multiples applied to a range of financial performance measures

[1]	As at 31 December 2020, the fair value measurement of the unquoted equity investment valued at USD 6,314 thousand (2019: USD 5,261 thousand) was based on a combination of valuation multiples, with greater weight given to price to book value multiple. This has implied an equity value range of USD 5,612 thousand to USD 7,015 thousand (2019: USD 5,110 thousand to USD 5,561 thousand).